                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


         Filed by the Registrant     X
                                    ---

         Filed by a Party other than the Registrant
                                                      ---

         Check the appropriate box:

              Preliminary Proxy Statement           Confidential, For Use of the
         ---                                    ---  Commission Only (as per-
                                                     mitted by Rule 14a-6(e)(2))
          X   Definitive Proxy Statement
         ---
              Definitive Additional Materials
         ---
              Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
         ---

                     OLYMPIC CASCADE FINANCIAL CORPORATION
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

          X   No fee required
         ---

              Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and --- 0-11.


         (1)    Title of each class of securities to which transaction applies:

         ---------------------------------------------------------
         (2)    Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------
          (4)   Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------

          (5)     Total fee paid:

         ----------------------------------------------------------

         __  Fee paid previously with preliminary materials.

         __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         ----------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.

         ----------------------------------------------------------

         (3)      Filing Party:

         ----------------------------------------------------------

         (4)      Date Filed:

         ----------------------------------------------------------

                     OLYMPIC CASCADE FINANCIAL CORPORATION

                    Notice of Annual Meeting of Shareholders

                To Be Held Wednesday, March 8, 2000 at 3:00 p.m.

To the Shareholders:

         The Annual Meeting of Shareholders of Olympic Cascade Financial Corporation (the "Company") will be held on March 8, 2000 at 3:00 p.m. in the Board Room of Suite 2800 at 111 East Wacker Drive, Chicago Illinois 60601 for the following purposes:

         1.    To elect directors for the ensuing year;

         2. To ratify the appointment of Feldman Sherb Horowitz & Co., P.C. as independent public accountants of the Company for the fiscal year ending September 29, 2000; and

         3. To transact such other business as may properly come before the meeting.

         Owners of record at the close of business on January 14, 2000 will be entitled to vote at the meeting or at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be made available for inspection by any stockholder of record at the offices of the Company during market hours from February 16, 2000, through the time of the Annual Meeting.


                                    By Order of the Board of Directors

                                    /s/ Robert H. Daskal
                                    ---------------------------------
                                    Robert H. Daskal, Secretary
875 North Michigan Avenue
Suite 1560
Chicago, Illinois 60611
January 21, 2000

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                     OLYMPIC CASCADE FINANCIAL CORPORATION
                     875 North Michigan Avenue, Suite 1560
                            Chicago, Illinois 60611

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held March 8, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Olympic Cascade Financial Corporation, a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 3:00 p.m. on March 8, 2000 in the Board Room of Suite 2800 at 111 East Wacker Drive, Chicago Illinois 60601 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is anticipated that this Proxy Statement will first be mailed to the Company's shareholders on or before January 21, 2000.

         The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Shares of common stock that are voted to abstain from any business coming before the Annual Meeting and broker/nominee non-votes will be counted as being in attendance at the Annual Meeting for purposes of determining whether a quorum is present. Abstentions will have the same effect as negative votes. Broker non-votes as to a particular matter will have no effect.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on January 14, 2000 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding and entitled to vote 1,782,725 shares of common stock, $.02 par value (the "common stock"). Each share of common stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Annual Meeting.



                                  PROPOSAL I:

                             ELECTION OF DIRECTORS

         At the 2000 Annual Meeting, shareholders will elect four Directors who will hold office until the 2001 Annual Meeting or until their respective successors are duly elected and qualified. The Board has nominated
Steven A. Rothstein, Gary A. Rosenberg, James C. Holcomb, Jr. and D. S. Patel for election as Directors at the 2000 Annual Meeting. All four of the nominees are currently directors of the Company. The Board shall not appoint additional directors prior to the Annual Meeting, but may do so later in their term of office.

         If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

         Each shareholder will be entitled to one vote for each share of common stock held as of the record date. Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons listed below as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Election requires the affirmative vote by the holders of a majority of the common stock voting at the Annual Meeting. The Company anticipates that the holders of a majority of the outstanding common stock will be present in person or by proxy at the Annual Meeting.

         The following sets forth the names and ages of all directors and executive officers of the Company, all positions and offices to be held with the Company by such persons, and the principal occupations of each during the past five years.

NOMINEES FOR DIRECTOR

Steven A. Rothstein       49     Chairman, Chief Executive Officer and President
                                 Chairman and Chief Executive Officer of
                                 National Securities Corporation ("National")
                                 Director of WestAmerica Investment Group
                                 ("WestAmerica")

Mr. Rothstein has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in February 1997. He became a member of the Board of National in May 1995 and was appointed
Chairman on August 1, 1995. From 1979 through 1989, Mr. Rothstein was a registered representative, and Limited Partner at Bear Stearns & Co., Inc. in Chicago, Illinois and Los Angeles, California. From 1989 to 1992, Mr. Rothstein was a Senior Vice President in the Chicago office of Oppenheimer and Company, Inc. In December 1992 he joined Rodman and Renshaw, Inc., a Chicago-based broker-dealer serving as Managing Director, and joined H.J.
Meyers, Inc. in Beverly Hills, California, a New York Stock Exchange member firm in March 1994. He resigned from H.J. Meyers and Company in March 1995 to associate with National. Mr. Rothstein is a 1972 graduate of Brown University, Providence, Rhode Island. Presently, Mr. Rothstein is a board member of Gateway Data Sciences, Inc., Shampan, Lamport Holdings Limited, SigmaTron International, Inc. and Vita Food Products, Inc.

Gary A. Rosenberg         59     Director

Mr. Rosenberg has served as a Director of the Company since its inception in February 1997 and served as its President from August 1997 until April 1998. He was appointed to the Board of National in December 1996. Mr.
Rosenberg was Chairman and CEO of UDC Homes, Inc. (and its predecessors) from 1968 to 1994, and the Chairman (non-management) from 1994 to 1996. UDC Homes, Inc. filed a petition for relief under Chapter 11 of the Bankruptcy Code in May 1995. Presently, Mr. Rosenberg is Chairman, Chief Executive Officer and Director of Canterbury Development Corporation, a family held company with financial, technology, entertainment and real estate interests. He is also a Director and Chairman of Dimyon Multimedia, Ltd., an Israeli multimedia and software company; Chairman and Director of the Rosenberg Foundation; Founder and Chairman of the Real Estate Research Center; member of the Board at the J. L. Kellogg Graduate School of Management at Northwestern University; and a Trustee of St. Norbert College. Mr. Rosenberg received his BS and MBA from Northwestern University and his JD from the University of Wisconsin.

James C. Holcomb, Jr.     49     Director

Mr. Holcomb has served as a Director of the Company since March 1998. Since 1982, Mr. Holcomb has been employed by Holcomb Investment Company, a Texas General Partnership. Holcomb Investment Company is a family-owned investment vehicle, privately investing in predominantly oil and gas exploration and development. Mr. Holcomb also is a private investor in wholesale distribution and manufacturing companies, and is often actively involved in the management of the companies in which investments are made.
Mr. Holcomb received his AB in 1972 from Brown University and his JD in 1975 from the University of Texas School of Law.

D.S. Patel                58     Director

Mr. Patel has served as a Director of the Company since March 1998. Since 1987, Mr. Patel has worked as Chairman of the Board of Directors, President and Chief Executive Officer of Circuit Systems, Inc., a publicly-traded manufacturer of printed circuit boards. Mr. Patel is also presently a Director of SigmaTron International, Inc., a publicly-traded electronics contract manufacturer, a position he has had since 1994.

The Board of Directors recommends a vote FOR the election of each of the nominees for Director of the Company.

EXECUTIVE OFFICERS
Robert H. Daskal          58     Senior Vice President, Chief Financial Officer,
                                 Treasurer and Secretary
                                 Secretary of National
                                 Director of WestAmerica

Mr. Daskal has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since its inception in February 1997. From 1994 to 1997 Mr. Daskal was a Director, Executive Vice President and Chief Financial Officer of Inco Homes Corporation, and from 1985 to 1994 he was a Director, Executive Vice President-Finance and Chief Financial Officer of UDC Homes, Inc. (and its predecessors). UDC Homes, Inc. filed a petition for relief under Chapter 11 of the Bankruptcy Code in May 1995. Mr. Daskal, a former Tax Partner with Arthur Andersen & Co., became a CPA in Illinois in 1967. He received his BBA and JD from the University of Michigan in Ann Arbor. Mr. Daskal is presently a director of Inco Homes Corporation.

Michael A. Bresner        55     President of National

Mr. Bresner joined the Company in January 1998. In August 1998, he was named President of National. Prior to joining the Company, Mr. Bresner worked as Managing Director of H.J. Meyers, Inc., a position he held since 1990. Additionally, Mr. Bresner served as Directing Editor of the Value Line Special Situations Service.

David M. Williams         30     Corporate Controller and Chief Accounting
                                 Officer
                                 Chief Operating Officer of National

Mr. Williams has worked for National as Controller since April 1996. Additionally, Mr. Williams has worked for the Company as Corporate Controller since its formation in 1997. In September 1999, Mr. Williams became Chief Operating Officer of National. From January 1993 until April 1996, Mr. Williams worked as Certified Public Accountant with Moss Adams LLP and Coopers & Lybrand in Seattle, WA. Mr. Williams graduated with a B.A. in Accounting from the University of Washington.

Craig M. Gould            30     Vice-Chairman of Technology
                                 Managing Director of National

Mr. Gould, primarily responsible for the Company's technology and interactive development, was named Vice-Chairman in July 1999. Mr. Gould joined National in May 1995. Since joining the Company, he has assisted National's Corporate Finance clients in raising over $400 million, and is currently the Managing Director of Capital Markets. Prior to joining National, Mr. Gould worked at Merrill Lynch & Co., Inc. Mr. Gould is a Director of Shampan, Lamport Holdings Limited. Mr. Gould graduated with a B.A. from the University of Wisconsin.

MEETINGS OF DIRECTORS

During the fiscal year ended September 24, 1999, the Company's Board of Directors met or acted by Unanimous Written Consent a total of 11 times. No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

DIRECTOR COMPENSATION

Outside directors (i.e., directors who are not also officers or employees of the Company or of a subsidiary) are paid $1,000 per meeting attended in person, and $500 per meeting attended by telephone. Outside directors shall also be granted options to purchase 5,000 shares of the Company's common stock each year of their tenure, which fully vest six months after the date of issuance. The exercise price of such options will equal or exceed fair market value of the common stock on the date of grant. The Company shall reimburse all directors for expenses incurred traveling to and from board meetings. The Company does not pay inside directors any compensation as a director.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's bylaws provide that the Company shall indemnify and advance the expenses of individual directors, officers, employees and agents against costs, judgments and other financial liability resulting from any action alleged to have been taken or omitted by such individual. The bylaws permit such indemnification if, among other things, the proposed indemnity acted in good faith with reasonable belief that the conduct was in, or at least not opposed to, the best interests of the Company, and in the case of a criminal proceeding, with a reasonable belief that the conduct was not unlawful. The Company has obtained insurance on behalf of any person who is or was a director, officer or employee or agent of the Company or is or was serving at the request of the Company as an officer, employee, or agent of another corporation, partnership, joint venture, trust other enterprise or employee benefit plan, against any liability arising out of that person's status as such, whether or not the Company would have the power to indemnify that person against such liability.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year 1999 the Company had advances to Steven A. Rothstein, its Chairman, Chief Executive Officer and President. The largest aggregate amount outstanding to the Company during the fiscal year was approximately $88,000. At September 24, 1999 the balance outstanding was approximately $28,000. The Company has not charged Mr. Rothstein interest on these advances.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation paid by the Company to each of its executive officers whose total annual salary and bonus exceeded $100,000 for fiscal 1999 (the "Named Executive Officers") during the fiscal years ended 1999, 1998 and 1997:


                                                                                                                      Long-Term
                                                                   Summary Compensation Table                        Compensation
                                                    ----------------------------------------------------------        Securities
                                      Year                                                       Other                Underlying
   Name and Capacity                  Ended             Salary      *         Bonus           Compensation              Options
------------------------           ----------       ----------------     ----------------  -------------------     -----------------
Steven A. Rothstein                   1999            $     402,000 **     $      57,000       $           -          $          -
Chairman, Chief                       1998            $     678,000 **     $     287,000       $           -          $          -
Executive Officer and President       1997            $   1,799,000 **     $      32,000       $           -          $          -

Robert H. Daskal                      1999            $     230,000 *      $      18,000       $           -          $          -
Senior Vice President,                1998            $     170,000        $      35,000       $           -          $          -
Chief Financial Officer,              1997                   82,000        $           -       $           -          $          -
Treasurer and Secretary

Michael A. Bresner                    1999            $     250,000        $      26,000       $           -          $          -
President of National                 1998            $     205,000        $      75,000       $           -          $          -

* Amounts include commissions earned in the normal course of business, fees received for Corporate Finance services and profit from the sale during the year of the Company's stock obtained through the exercise of stock options.

** Compensation paid to Mr. Rothstein by the Company includes a percentage of business generated or supervised by Mr. Rothstein as follows: he is paid 50% of the commission generated on retail trades (compared to the 70% typically paid to National's brokers) and a portion of premiums for term life insurance paid by the Company.

In September 1998, as part of the efforts to reduce overhead costs, management of the Company (exclusive of WestAmerica) received a temporary reduction in compensation ranging from 10% to 62%. These reductions were reinstated in full during the fiscal year ended September 24, 1999.

The Company has granted options to certain officers, directors, employees and investment executives. The options granted during the last fiscal year (adjusted for stock dividends) to the Named Executive Officers are as follows:

                                                     Option Grants in Last Fiscal Year
                          ----------------------------------------------------------------------------------------
                                                                                      Potential Realizable Value
                           Number of       % of Total                                  at Assumed Annual Rates
                           Securities       Options                                  of Stock Price Appreciation
                           Underlying      Granted to                                      for Option Term
                            Options        Employees       Exercise    Expiration    -----------------------------
         Name               Granted      in Fiscal Year     Price         Date            5%             10%
-----------------------   ------------   ---------------  ----------   -----------   -------------  --------------
Steven A. Rothstein          30,000          7.22%          $ 4.00       03/05/04       $ 33,000        $ 73,000
                             10,000          2.41%          $ 4.69       04/16/04       $ 13,000        $ 29,000

Michael A. Bresner           10,000          2.41%          $ 4.00       03/05/04       $ 11,000        $ 24,000

Robert H. Daskal             20,000          4.81%          $ 4.00       03/05/04       $ 22,000        $ 49,000
                             10,000          2.41%          $ 4.69       04/16/04       $ 13,000        $ 29,000
                             20,000          4.81%          $ 3.56       07/29/04       $ 20,000        $ 43,000


The options exercised by the Named Executive Officers, and the fiscal year end value of unexercised options, are as follows:

                                 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
                          -------------------------------------------------------------------------------------------------
                                                             Number of Securities               Value of Unexercised
                             Shares                         Underlying Unexercised              In-the-Money Options
                            Acquired         Value        Options at Fiscal Year End             at Fiscal Year End
                                                        -------------------------------   ---------------------------------
         Name             on Exercise      Realized      Exercisable    Unexercisable      Exercisable      Unexercisable
-----------------------   -------------   ------------  --------------  ---------------   ---------------   ---------------
Steven A. Rothstein              -               -          353,209           10,000          $ 108,000             -

Robert H. Daskal                 -               -           62,601           10,000          $   9,000             -

Michael A. Bresner               -               -           85,000                -                  -             -

The Company has new employment agreements with the three Named Executive Officers. Messrs. Rothstein, Daskal and Bresner are paid a base annual salary of $480,000, $240,000 and $350,000, respectively plus bonuses and additional benefits offered other executives of the Company. Messrs. Rothstein's and Daskal's agreements expire on July 1, 2002 and they are entitled to a lump sum severance payment, equaling one year's salary if their employment is terminated under certain circumstances. Messrs. Bresner's agreement expires on June 30, 2003 and he is entitled to a lump sum severance payment, equaling two years' salary if his employment is terminated under certain circumstances. In the event of a change of control of the Company or National, each Named Executive Officer or the Company may terminate their employment with the Company in exchange for a lump-sum payment of two years' base compensation, plus continuation for 18 months of certain employee benefits provided by the Company. Each Named Executive Officer has agreed not to induce or solicit any customer of the Company to discontinue its relationship with the Company during the term of his employment and for a one-year period thereafter.

COMPENSATION COMMITTEE

The Company's Compensation Committee consists of two outside Directors, Mr. Holcomb and Mr. Patel. The Committee believes the compensation paid to the Company's Executive Officers is competitive with companies within its industry that are comparable in size and by companies outside the industry with which the Company competes for executive talent. In reaching this determination the Committee used the following objectives as its guidelines:

- Provide a competitive total compensation program that enables the Company to attract and retain key executives.

- Provide variable compensation opportunities that are directly linked with the performance of the Company and align executive compensation with the interests of the shareholders.

- To integrate all compensation programs with the Company's annual and long-term business goals and focus executive behavior on the fulfillment of those objectives.

AUDIT COMMITTEE

The Audit Committee (consists of three outside Directors, Messrs. Rosenberg, Holcomb and Patel) meets with Company personnel and with representatives of Feldman Sherb Horowitz & Co., P.C., the Company's independent public accountants, to consider and review internal accounting controls and matters relating to the annual audit of the Company's financial statements. The Audit Committee did not formally meet during the fiscal year 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Certain Directors (Messrs. Holcomb and Patel) and certain Executive Officers (Messrs. Bresner, Williams and Gould) failed to file in a timely manner Form
3. All Directors and Executive Officers have timely filed Form 5 for the fiscal year 1999.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

The following chart and graph compares cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return on the common equity of the companies in the NASDAQ U.S. Index and the NASDAQ Financial Index (the "Peer Group") for the period from October 1, 1994 to September 24, 1999. We assume a $100 investment on October 1, 1994, in each of Olympic Cascade Financial Corporation common stock, NASDAQ U.S. Index and the NASDAQ financial Index (the "Peer Group"), and further assume the reinvestment of all dividends.

                                 Olympic                              NASDAQ
    Measurement Period           Cascade             NASDAQ          Financial
   (Fiscal Year Covered)        Financial          U.S. Index          Index
    -------------------         ---------          ----------          -----

           1995                   107.14             139.51            138.52
           1996                   220.49             198.85            177.15
           1997                   191.43             239.87            277.59
           1998                    86.14             515.00            266.08
           1999                   160.32             580.94            235.01


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

The following information is furnished as of January 14, 2000, as to any person who the Company knows to be the beneficial owner of more than 5% of the Company's common stock:

                                                       Amount of
                           Name/Address of            Beneficial         Percent
     Title of Class        Beneficial Owner           Ownership1        of Class
     --------------       ---------------------       ---------         --------

     Common stock         Steven A. Rothstein          707,234(2)        33.70%
                          2737 Illinois Road
                          Wilmette, IL  60091

     Common stock         LVE, LLC                     141,500(4)         7.35%
                          575 Madison Ave
                          New York, NY 10022

     Common stock         Gary A. Rosenberg            127,194(3)         6.66%
                          1427 North State Pkwy.
                          Chicago, IL  60610

(1) All securities are beneficially owned directly by the persons listed in the table (except as otherwise indicated).

(2) Includes 58,550 shares owned by direct family members, 49,210 shares owned by retirement plans and 316,001 shares of vested unexercised stock options.

(3) Includes 127,194 shares of vested unexercised stock options.

(4) Includes 141,500 shares of vested unexercised stock warrants.

MANAGEMENT

The following information is furnished as of January 14, 2000 as to each class of equity securities of the Company beneficially owned by all directors and Named Executive Officers of the Company:

                                                                                    Amount of
                                                                                   Beneficial          Percent
                         Name of Beneficial Owner                                   Ownership         of Class
--------------------------------------------------------------------------          ---------         --------
Steven A. Rothstein - Chairman, Chief Executive Officer
                           and President                                             707,234(1)        33.70%

Gary A. Rosenberg - Director                                                         127,194(2)         6.66%

James C. Holcomb, Jr. - Director                                                      19,385(3)         1.08%

D.S. Patel- Director                                                                       -               -

Robert H. Daskal - Senior Vice President, Chief Financial
                        Officer, Treasurer and Secretary                              62,601(2)         3.39%

Michael A. Bresner - President of National                                            85,000(2)         4.55%

All executive officers and directors of the Company as a group (eight persons)     1,075,955(4)        43.83%

(1) Includes 58,550 shares owned by direct family members, 49,210 shares owned by retirement plans and 316,001 shares of vested unexercised stock options.

(2) Includes only shares of vested unexercised stock options.

(3) Includes 9,385 shares owned indirectly through US Holdings and 10,000 shares of vested unexercised stock options.

(4) Includes 672,342 shares of vested unexercised stock options.

                                  PROPOSAL II:

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal year ending
September 29, 2000. A resolution will be presented at the meeting to ratify the appointment of Feldman Sherb Horowitz & Co., P.C. The Company does not expect that a representative of Feldman Sherb Horowitz & Co., P.C. will be present at the Annual Meeting.

The Board of Directors recommends a vote FOR ratification of the appointment of Feldman Sherb Horowitz & Co., P.C. as the Company's independent public accountants for the fiscal year ending September 29, 2000. In the absence of direction, the shares represented by your proxy will be voted FOR such election.

                               VOTING PROCEDURES

The Company has one class of voting shares outstanding, namely Common Shares, of which there were 1,782,725 outstanding at the close of business on January 14, 2000 (the "Record Date"). Each shareholder present or represented at the Annual Meeting will be entitled to one vote per share. Shareholder action requires the affirmative vote by the holders of a majority of the common stock voting at the Annual Meeting. It is presently anticipated that votes will be cast by a show of hands.

                             SHAREHOLDER PROPOSALS

Shareholders proposals intended to be considered at the 2000 Annual Meeting of Shareholders must be received by the Company no later than September 18, 2000. The proposal must be mailed to the Company's principal executive offices, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611, Attention: Robert H. Daskal. Such proposals may be included in next year's proxy statement if they comply with SEC Rule 14a-8.

                                 OTHER MATTERS

The Company will bear the cost of solicitation of proxies. Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Company and its subsidiaries personally or by telephone, but such persons will not be specifically compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and will be reimbursed for their reasonable expenses incurred in connection therewith.

Management knows of no business to be brought before the Annual Meeting of Shareholders other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy by voting in person. A postage-paid, return-addressed envelope in enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.

                                       By Order of the Board of Directors,

                                       /s/ ROBERT H. DASKAL
                                       --------------------
                                       Robert H. Daskal, Secretary

                     OLYMPIC CASCADE FINANCIAL CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF OLYMPIC CASCADE FINANCIAL CORPORATION.

The undersigned stockholder of Olympic Cascade Financial Corporation (the Company ) hereby constitutes and appoints Steven A. Rothstein, attorney and proxy of the undersigned, with power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, a Delaware corporation, to be held on March 8, 2000 at 3:00 p.m. local time in the Board Room of Suite 2800 at 111 East Wacker Drive, Chicago Illinois 60601 and at any adjournments thereof, with respect to the following on the reverse side of this proxy card:

    Please mark your votes as in this example.

Proposals:

    1. To elect the nominees for directors named in the accompanying Proxy Statement.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

--------------------------------------------------------------------------------

    2. To appoint Feldman Sherb Horowitz & Co., P.C. as independent public accountants of the Company for the fiscal year ending September 29, 2000.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

                  (To be continued and signed on reverse side)

If not otherwise directed, this proxy will be voted FOR each of the two proposals listed on the reverse side of this card.
The Board of Directors recommends voting in favor of each of the two proposals. PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTAGEPAID ENVELOPE.

                                           Signature
                                            ------------------------------------
                                            Date
                                            ------------------------------------

                                            Signature
                                            ------------------------------------
                                                     (if held jointly)
                                            Date
                                            ------------------------------------
                                           Note: Please sign exactly as your
                                           name appears hereon. If signing as
                                           attorney, executor, administrator,
                                           trustee, guardian or the like, please
                                           give your full title as such. If
                                           signing for a corporation, please
                                           give your title.